SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 29, 1997
(Date of earliest event reported)

Commission File No. 333-21263




                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------



           Delaware                                     52-1972128
------------------------------           ---------------------------------------
   (State of Incorporation)                (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                        21703
-------------------------------------------           --------------------------
Address of principal executive offices                         (Zip Code)




                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code





--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

     On April 29, 1997, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1997-6, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $466,128,278.83. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 29, 1997, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), Firstar Trust Company, as trustee, and First Union National Bank of North Carolina, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1997-6, Class A-WIO Certificates having no principal balance and Class B-3, Class B-4 and Class B-5 Certificates, having an aggregate initial principal balance of $3,523,348.82 (the "Private Class B Certificates" and, together with the Class A-WIO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.25% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates (other than the Class A-PO Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-WIO, Class A-PO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------

     (EX-4)                                      Pooling    and    Servicing
                                                 Agreement,   dated   as  of
                                                 April   29,   1997,   among
                                                 Norwest  Asset   Securities
                                                 Corporation,  Norwest  Bank
                                                 Minnesota,         National
                                                 Association,  Firstar Trust
                                                 Company,  as  trustee,  and
                                                 First Union  National  Bank
                                                 of North Carolina, as trust
                                                 administrator.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION

April 29, 1997

                                           /s/ Alan McKenney
                                           -------------------------------------
                                           Alan McKenney
                                           Assistant Vice President

                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.      Description                                 Electronic (E)
-----------      -----------                                 --------------


   (EX-4)        Pooling and Servicing                            E
                 Agreement, dated as of
                 April 29, 1997 among Norwest
                 Asset Securities Corporation,
                 Norwest Bank Minnesota, National
                 Association, Firstar Trust Company,
                 as trustee, and First Union National Bank of North Carolina, as trust administrator.